SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2003

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)          Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated July 23, 2003, reporting Interface, Inc.’s financial results for the second quarter of 2003 (furnished pursuant to Item 9 of this Report).

ITEM 9.  REGULATION FD DISCLOSURE.

            This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

            On July 23, 2003, Interface, Inc. issued a press release reporting Interface, Inc.’s financial results for the second quarter of 2003.  A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The press release contains a reference to loss from continuing operations excluding a restructuring charge, which is a non-GAAP measure within the meaning of Regulation G under the federal securities laws.  (GAAP refers to generally accepted accounting principles in the United States.)  A reconciliation of loss from continuing operations excluding a restructuring charge to the most directly comparable financial measure calculated and presented in accordance with GAAP, which the Company determined to be loss from continuing operations, is contained in the press release.  Management believes that loss from continuing operations excluding a restructuring charge is useful as a supplemental measure of evaluating the financial performance of the Company because it provides management and investors with information that excludes a non-recurring charge, and therefore management believes it is more comparable with results from the same period in the prior year and is a more accurate reflection of business conditions during the reported period.  Loss from continuing operations excluding a restructuring charge should not be considered in isolation or as an alternative to other financial measures determined under GAAP.  Because loss from continuing operations excluding a restructuring charge is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, loss from continuing operations excluding a restructuring charge as used in the press release may not be comparable to other similarly titled measures used by other companies.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: July 23, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated July 23, 2003, reporting Interface, Inc.’s financial results for the second quarter of 2003(furnished pursuant to Item 9 of this Report).